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                             THE LEGENDS FUND, INC.
                      SUPPLEMENT DATED FEBRUARY 5, 2003 TO
                        PROSPECTUS DATED NOVEMBER 1, 2002

PROPOSED FUND REORGANIZATIONS

     On January 27, 2003, the Board of Directors of The Legends Fund, Inc. unanimously approved a proposal to reorganize each Portfolio (each, a "Legends Portfolio") with a corresponding series of Touchstone Variable Series Trust (each, a "Touchstone Fund"). The reorganizations are part of a restructuring by Integrity Life Insurance Company, National Integrity Life Insurance Company, Columbus Life Insurance Company and their affiliates designed to achieve greater operating efficiencies and potential economies of scale. Each Legends Portfolio, the respective Touchstone Fund with which it will reorganize and the Touchstone Fund as it will be named after each reorganization (the "Combined Fund") is listed below:

    LEGENDS PORTFOLIO                          TOUCHSTONE FUND                   COMBINED FUND
    -----------------                          --------------                    -------------
1.  Harris Bretall Sullivan & Smith Equity     Touchstone Large Cap Growth Fund  Touchstone Large Cap Growth Fund
    Growth Portfolio

2.  Third Avenue Value Portfolio               Touchstone Small Cap Value Fund   Touchstone Third Avenue Value Fund

3.  Gabelli Large Cap Value Portfolio          Touchstone Value Plus Fund        Touchstone Value Plus Fund

4.  Baron Small Cap Portfolio                  A newly created fund              Touchstone Baron Small Cap Fund

     Each Combined Fund will have a similar or identical investment objective and similar or identical investment strategies and risks to those of the corresponding Legends Portfolio. Subject to receipt of approval of shareholders of Touchstone Small Cap Value Fund, that fund will become a non-diversified fund to resemble the Third Avenue Value Portfolio.

     Touchstone Advisers, Inc., the investment manager of both the Legends Portfolios and the Touchstone Funds, will continue to serve as investment manager to the Combined Funds after the reorganizations. Upon consummation of the reorganizations, the Combined Funds will have the following sub-advisers:

         COMBINED FUND                          SUB-ADVISER
         -------------                          -----------
     1.  Touchstone Large Cap Growth Fund       Harris Bretall Sullivan & Smith, LLC*
     2.  Touchstone Third Avenue Value Fund     Third Avenue Management LLC*
     3.  Touchstone Value Plus Fund             Fort Washington Investment Advisors, Inc.**
     4.  Touchstone Baron Small Cap Fund        BAMCO, Inc.*

     *    Current sub-adviser of the corresponding Legends Portfolio.
     **   An affiliate of Touchstone Advisers, Inc.

     Shareholders of record of each Legends Portfolio as of January 31, 2003 will be asked to vote on the proposal at a special meeting of shareholders to be held on April 18, 2003. Shareholders of each Legends Portfolio will be mailed a proxy statement and prospectus detailing the respective reorganization proposal on or about March 14, 2003.